UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2014

INSULET CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Oak Park Drive

Bedford, Massachusetts 01730

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 457-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

Underwriting Agreements

On June 4, 2014, Insulet Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Convertible Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”), relating to the issuance and sale by the Company to the Underwriter of $175 million aggregate principal amount of 2.00% Convertible Senior Notes due 2019 (the “Convertible Notes”). The Company has granted the Underwriter a 30-day option to purchase up to an additional $26.25 million principal amount of Convertible Notes, which the Underwriter has exercised in full. The sale of the full $201.25 million aggregate principal amount of the Convertible Notes is expected to close on June 9, 2014, subject to customary closing conditions.

The Convertible Notes Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for indemnification by each of the Company and Underwriter against certain liabilities, including liabilities under the Securities Act, of 1933, as amended (the “Securities Act”) or to contribute to payments the indemnified party may be required to make in respect of those liabilities.

The offering of Convertible Notes is being made pursuant to a registration statement on Form S-3 (File No. 333-196486) filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2014, in the form which became effective upon filing with the Commission (the “Convertible Notes Registration Statement”), the preliminary prospectus included in the Convertible Notes Registration Statement, a free writing prospectus relating the Convertible Notes filed with the Commission on June 4, 2014 and a final prospectus relating to the Convertible Notes filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act on June 5, 2014.

A copy of the Convertible Notes Underwriting Agreement is filed as Exhibit 1.1 with this report and incorporated herein by reference, and the foregoing description of the Convertible Notes Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Notes Underwriting Agreement.

Item 8.01	Other Events.

On June 3, 2014, the Company issued a press release announcing its intention to offer Convertible Notes. On June 4, 2014, the Company issued a press release announcing the pricing of the offering of the Convertible Notes. A copy of each press release is filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.:	Description

1.1	Convertible Notes Underwriting Agreement dated June 4, 2014 between Insulet Corporation and J.P. Morgan Securities LLC, as underwriter.

5.1	Opinion of Goodwin Procter LLP, counsel to the Company, dated as of June 4, 2014.

99.1	Press Release dated June 3, 2014.

99.2	Press Release dated June 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

June 6, 2014	By:	/s/ Brian Roberts

Brian Roberts Chief Financial Officer

EXHIBIT INDEX

Exhibit No.:	Description

1.1	Convertible Notes Underwriting Agreement dated June 4, 2014 between Insulet Corporation and J.P. Morgan Securities LLC, as underwriter.

5.1	Opinion of Goodwin Procter LLP, counsel to the Company, dated as of June 4, 2014.

99.1	Press Release dated June 3, 2014.

99.2	Press Release dated June 4, 2014.